Exhibit 10.2

Amendment No.13

TO THE A319/A320/A321 PURCHASE AGREEMENT

dated as of October 31, 1997

between

AVSA, S.A.R.L.,

And

US AIRWAYS GROUP, INC.

This Amendment No. 13 (hereinafter referred to as the "Amendment") entered into as of August 30, 2004, by and between AVSA, S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and US Airways Group, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its executive offices located at 2345 Crystal Drive, Arlington, VA 22227, U.S.A. (hereinafter referred to as the "Buyer");

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an Airbus A319/A320/A321 Purchase Agreement, dated as of October 31, 1997, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A319, A320 and A321 model aircraft (the "Aircraft"), which agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of June 10, 1998, Amendment No. 2 dated as of January 19, 1999, Amendment No. 3 dated as of March 31, 1999, Amendment No. 4 dated as of August 31, 1999, Amendment No. 5 dated as of October 29, 1999, Amendment No. 6 dated as of April 19, 2000, Amendment No. 7 dated as of June 29, 2000, Amendment No. 8 dated as of November 27, 2000, Amendment No. 9 dated as of December 29, 2000, Amendment No. 10 dated as of April 9, 2001, Amendment No. 11 dated as of July 17, 2002, and Amendment No. 12 dated as of March 29, 2003, is hereinafter called the "Agreement."

WHEREAS, the Buyer and the Seller have agreed to certain amendments to the Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

1.  AIRCRAFT RETROFITS

Notwithstanding the provisions of Exhibit B of the Agreement, in consideration of the promises and performances herein, the receipt and sufficiency of which is hereby acknowledged, the Seller agrees to provide the Buyer ** with respect to the Buyer's fleet of up to sixty-six (66) A319 Aircraft, twenty-four (24) A320 Aircraft and twenty-eight (28) A321 Aircraft, as originally delivered to the Buyer by the Seller as follows:

**

2.             **

**

3.              **

**

4.   SERVICE BULLETINS

4.1  On July 16, 2004, the Buyer and the Seller **. It is agreed that the Seller will provide the Buyer with relevant service bulletins with respect to **, or within ** months from certification of the applicable service bulletin, whichever is later.

4.2  **

**

5.   PURCHASE AGREEMENT AMENDMENTS

The Seller and the Buyer agree to further amend the Agreement as follows:

(i)  The provisions of Paragraph 1.3 of Letter Agreement No. 5 to the Agreement, regarding **, are deleted in their entirety and are no longer in force or effect.

(ii)  The Seller will make available to the Buyer a ** Aircraft.

(iii)  The provisions of Clause 3.2 of the Agreement are deleted in their entirety and replaced with the following quoted provisions:

QUOTE

**

UNQUOTE

6.   TOOLING PROVISIONS

In consideration of the ** hereby agreeing to delete in the entirety the provisions of Paragraph 8.2 of Letter Agreement No. 7 to the Agreement, **.

7.   AIRMAN

**

8.   ACARS

The Buyer has made a claim relating to Aircraft Communication Addressing and Reporting System Management Units (ACARS), which were procured for initial delivery of the Aircraft in lieu of Air Traffic Service Units (ATSU), which were then unavailable. The **. The foregoing does not **. The parties hereby acknowledge that the Buyer has ** the Seller's affiliate pursuant to separate agreement between the Buyer and the Seller's affiliate.

9.  EFFECT OF AMENDMENT

The provisions of this Amendment are binding on both parties upon execution hereof. The Agreement will be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

10.  ASSIGNMENT

This Amendment and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.3 and 19.4 of the Agreement will apply to this Amendment only to the extent this Amendment addresses matters that may be assigned in such Subclauses, and the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this entire Amendment.

11.  GOVERNING LAW

THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT WILL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

12.  CONFIDENTIALITY

In addition to the confidentiality provisions of Clause 22.4 of the Agreement, the Buyer and the Seller agree that the Buyer the Buyer may disclose the terms and conditions of this Amendment to the parties to that ATSB loan agreement dated as of March 31, 2004, as amended, provided, however, that such parties agree to hold the terms and conditions of this Amendment confidential.

13.  COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.

Agreed and accepted                                                             Yours sincerely,

US AIRWAYS GROUP, INC.                                              AVSA, S.A.R.L.

By: Eilif Serck-Hanssen                                                        By: _Marie-Pierre Merle-Beral

Its: Senior Vice-President - Finance & Treasurer                  Its: A.V.S.A., Chief Executive Officer

Exhibit 1 to Amendment 13

**

Exhibit 2 to Amendment 13

**

Exhibit 3 to Amendment 13

**

Exhibit 4 to Amendment 13

US Airways
Invoice Date	Invoice Number	Purchase Order	Part Number	Qty	Uom	Unit Price	Invoice Amt	CC	Dollar Value	Airway Bill

**